Exhibit 99.1

February 19, 2021  –  FOR IMMEDIATE RELEASE

Morgan Stanley’s Acquisition of Eaton Vance Currently Expected to Close March 1, 2021

Election Deadline for Eaton Vance Shareholders Set for February 24, 2021

NEW YORK/BOSTON – Morgan Stanley (NYSE: MS) and Eaton Vance Corp. (NYSE: EV) announced today that the companies currently expect to complete Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021 pursuant to the merger agreement dated as of October 7, 2020 (the “Merger Agreement”). Completion of the transaction remains subject to customary closing conditions.

In connection with the anticipated completion of the proposed transaction, the deadline for Eaton Vance shareholders to elect the form of merger consideration they desire to receive in the transaction has been set for 5:00 p.m., Eastern Time, on February 24, 2021 (the “Election Deadline”). To make an election, all Eaton Vance shareholders who have not previously made their cash, stock or mixed consideration elections must submit their election forms, together with a properly completed Notice of Guaranteed Delivery or confirmation of book-entry transfer, with respect to their shares so that such documents are received by Broadridge Corporate Issuer Solutions, Inc., the exchange agent, at its designated office, by the Election Deadline. Eaton Vance shareholders holding shares in “street name” through a bank, brokerage or other nominee may have an earlier election deadline than the Election Deadline and will need to follow any procedures required by their street name holder, or bank, broker or other nominee, who will make an election on their behalf if they follow the street name holder’s, or bank’s, broker’s or other nominee’s instructions. Eaton Vance shareholders are encouraged to consult with their street name holder, or bank, broker or other nominee as soon as possible regarding these procedures.

In accordance with the Merger Agreement, Eaton Vance shareholders whose election forms are not received in proper form by the exchange agent by the Election Deadline will be deemed to have made a mixed election, entitling them to receive, for each share of Eaton Vance common stock held by such shareholders: a combination of $28.25 in cash and 0.5833 of a share of Morgan Stanley common stock (the “Mixed Consideration”).

Elections made by Eaton Vance shareholders to receive all cash or all stock consideration will be subject to automatic proration and adjustment, as applicable, to ensure that the total amount of cash paid and the total number of shares of Morgan Stanley common stock issued in the transaction is the same as what would be paid and issued if all holders of Eaton Vance common stock were to receive the Mixed Consideration at the effective time of the transaction, as described in the Merger Agreement and in the information statement/prospectus provided to Eaton Vance shareholders. For purposes of determining the merger consideration payable to Eaton Vance shareholders that have elected to receive all cash or all stock consideration, the “Morgan Stanley Common Stock Reference Price” and “Parent Common Stock Reference Price” referenced in the election forms and Merger Agreement, respectively, will be the volume-weighted average price, rounded to four decimal places, of one share of Morgan Stanley common stock for the ten consecutive trading days ending on the second full trading day preceding the closing date, as calculated by using the VWAP command for MS US Equity on the Bloomberg Terminal.

Beginning on January 29, 2021, election forms and accompanying instructions were mailed to Eaton Vance shareholders of record as of January 22, 2021. Eaton Vance shareholders, including those that acquired their shares after January 22, 2021, may request copies of these election materials and direct any questions regarding the election materials or the Election Deadline to Morgan Stanley Investor Relations at (212)-762-8131 or (646) 521-4714.

About Eaton Vance
Eaton Vance provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, Eaton Vance offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of December 31, 2020, Eaton Vance had consolidated assets under management of $583.1 billion. Exemplary service, timely innovation and attractive returns across market cycles have been hallmarks of Eaton Vance since 1924. For more information visit eatonvance.com.

About Morgan Stanley

Morgan Stanley is a leading global financial services firm providing a wide range of investment banking, securities, wealth management and investment management services. With offices in more than 41 countries, the Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals. For further information about Morgan Stanley, please visit www.morganstanley.com.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Morgan Stanley and Eaton Vance, Morgan Stanley and Eaton Vance will file relevant materials with the Securities and Exchange Commission (the “SEC”), including the Morgan Stanley registration statement on Form S-4 (the “Registration Statement”) that included a preliminary information statement of Eaton Vance and a prospectus of Morgan Stanley, which became effective on January 29, 2021, and a final information statement/prospectus filed with the SEC on January 29, 2021. INVESTORS AND SECURITY HOLDERS OF MORGAN STANLEY AND EATON VANCE ARE URGED TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of documents filed with the SEC (when it becomes available), as well as other filings containing information about Morgan Stanley or Eaton Vance, without charge at the SEC’s Internet website (http://www.sec.gov) or by contacting the investor relations department of Morgan Stanley or Eaton Vance at the following:

Morgan Stanley	Eaton Vance
1585 Broadway	Two International Place
New York, NY 10036	Boston, MA 02110
Media Relations: 212-761-2448	Media Relations: 617-672-8940
mediainquiries@morganstanley.com	rtice@eatonvance.com
Investor Relations: 1-212-762-8131	Investor Relations: 617-672-6744
investorrelations@morganstanley.com	esenay@eatonvance.com

Cautionary Statements Regarding Forward-Looking Information

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining required regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the acquisition, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period, (ii) the ability of Morgan Stanley and Eaton Vance to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against Morgan Stanley, Eaton Vance or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm Morgan Stanley’s and Eaton Vance’s business, including current plans and operations, (v) the ability of Morgan Stanley or Eaton Vance to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the acquisition that could affect Morgan Stanley’s and/or Eaton Vance’s financial performance, (x) certain restrictions during the pendency of the acquisition that may impact Morgan Stanley’s or Eaton Vance’s ability to pursue certain business opportunities or strategic transactions, (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Morgan Stanley’s or Eaton Vance’s management’s response to any of the aforementioned factors, (xii) dilution caused by Morgan Stanley’s issuance of additional shares of its common stock in connection with the proposed transaction, (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (xiv) those risks described in Item 1A of Morgan Stanley’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, (xv) those risks described in Item 1A of Eaton Vance’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 8-K and (xvi) those risks described in the Registration Statement available from the sources indicated above. These risks, as well as other risks associated with the proposed acquisition, are more fully discussed in the Registration Statement. While the list of factors presented here is, and the list of factors presented in the Registration Statement is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Morgan Stanley’s or Eaton Vance’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Morgan Stanley nor Eaton Vance assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.